PILGRIM AMERICA MASTERS SERIES, INC.

                   Pilgrim America Masters Asia-Pacific Equity Fund
                      Pilgrim America Masters MidCap Value Fund
                     Pilgrim America Masters LargeCap Value Fund


                                Two Renaissance Square
                               40 North Central Avenue
                                      Suite 1200
                               Phoenix, Arizona  85004
                                    (800) 331-1080

                         Statement of Additional Information
                                 dated July 25, 1995
                          as supplemented November 24, 1995



          Pilgrim America Masters Series, Inc. ("Masters Series") is an open-end management investment company commonly known as a mutual fund. Masters Series currently consists of three separate diversified investment funds, Pilgrim America Masters Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America Masters MidCap Value Fund ("MidCap Value Fund") and Pilgrim America Masters LargeCap Value Fund ("LargeCap Value Fund") each with its own investment objective and policies.

          This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Masters Series Prospectus, dated July 25, 1995, as supplemented November 24, 1995 ("Prospectus"), which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectus may be obtained at no charge by calling (800) 331-1080.

          The Funds involve investment risk, including the risk of loss of principal, and their shares are not obligations, deposits or accounts of a bank and are not guaranteed by a bank. In addition, shares of the Funds are not insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board, or any other agency.

          TABLE OF CONTENTS

          Organization of Pilgrim America Masters Series, Inc.

          Management of the Funds

          Supplemental Description of Investments

          Supplemental Investment Techniques

          Supplemental Discussion of Risks Associated With the
            Funds' Investment Policies and Investment Techniques

          Investment Restrictions

          Portfolio Transactions

          Additional Purchase and Redemption Information

          Determination of Share Price

          Shareholder Services and Privileges

          Distributions

          Tax Considerations

          Shareholder Information

          Calculation of Performance Data

          General Information

          Financial Statements

                 ORGANIZATION OF PILGRIM AMERICA MASTERS SERIES, INC.

          Pilgrim America Masters Series, Inc. is an open-end management investment company commonly known as a mutual fund. Masters Series currently consists of three separate diversified investment funds, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund (each a "Fund" and collectively the "Funds"), each with its own investment objective and policies. The Funds are designed to give investors access to private money managers who typically manage only the portfolios of high net worth individuals and institutional investors.

          The authorized capital stock of Masters Series consists of 1,000,000,000 shares having par value of $.01 per share. Holders of shares of a Fund have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. All shares issued and outstanding are fully paid and non-assessable, transferrable, and redeemable at the option of the shareholder. Shares have no preemptive rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

          The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940 (the "1940 Act").

          MANAGEMENT OF THE FUNDS

          Board of Directors. Masters Series is managed by its Board of Directors. The Directors and Officers of Masters Series are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with Masters Series or Pilgrim America Investments, Inc., Masters Series' investment manager (the "Investment Manager").

          Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Director. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director and/or trustee of each of the funds managed by the Investment Manager.

          Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 67.) Director. President of Al Burton Productions, for more than the last five years, and Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director and/or trustee of each of the funds managed by the Investment Manager.

          Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 54.) Director. President and Chief Executive Officer, South Beach Capital (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicates Desk, Lehman Brothers (June 1992 - December 1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984 - May 1992). Mr. Foerster also is a director and/or trustee of each of the funds managed by the Investment Manager.

          Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 49.) Director. President, StockVal, Inc. (1992 -present); director and co-owner, StockVal, Inc. (1982 - present);
          director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.

          *Robert W. Stallings, Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 46.) Director and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group") and Pilgrim America Investments, Inc., and a director of Pilgrim America Securities, Inc. (since December 1994). Chairman, Chief Executive Officer and President of Pilgrim Regional BankShares, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc. and Pilgrim Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Express America Holdings Corporation (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America Holdings Corporation and Express America Mortgage Corporation (since December 1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990 - December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989 - February
          1990).

          Each Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting;
          (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Funds is based on the Funds' average net assets for the previous quarter as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

          Compensation of Directors.

          The following table sets forth information regarding estimated compensation of Directors by the Masters Series and other funds managed by the Investment Manager for the fiscal year ending June 30, 1996. Officers of the Masters Series and Directors who are interested persons of the Masters Series do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                                 Compensation Table*


                                               Pension                 Total
                                                 or                  Compensa-
                                               Retire-   Estimated   tion From
                                 Aggregate      ment       Annual    Registrant
                                 Compensa-    Benefits    Benefits    and Fund
                                 tion from     Accrued      Upon      Complex
           Name of Person,       Registrant    As Part   Retirement     Paid
              Position                           of                      to
                                                Fund                 Directors
                                              Expenses
      Mary A Baldwin**,          $3,000****      N/A        N/A      $24,000(5)
      Director

      Al Burton**, Director      $3,000****      N/A        N/A      $24,000(5)

      Bruce S. Foerster**,       $3,000****      N/A        N/A      $24,000(5)
      Director

      Jock Patton**,             $3,000****      N/A        N/A      $22,000(5)
      Director

      Robert W. Stallings***,        $0          N/A        N/A        $0(5)
      Director and Chairman

          ---------------------------------------------
           *   The information provided is for the fiscal year ending
               June 30, 1996 and is based upon estimated future payments to be made to the Directors.
          **   Member of the Audit Committee.
          ***  "Interested person," as defined in the Investment Company
               Act of 1940, of the Masters Series because of the affiliation with the Investment Manager.
          **** The amount of the fee borne by Masters Series will depend upon the total assets of Masters Series in relation to the total assets of all funds managed by the Investment Manager.
               The above projection is an estimate.

          Officers.

          James R. Reis, Executive Vice President
          Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 38.)
          Vice Chairman (since December 1994) and Executive Vice President (since April 1995) of Pilgrim America Group and Pilgrim America Investments, Inc. and a director (since December 1994) and Assistant Secretary (since April 1995) of Pilgrim America Securities, Inc. Executive Vice President of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim Prime Rate Trust, and Pilgrim Regional BankShares Inc. Vice Chairman and Chief Financial Officer of Express America Holdings Corporation (since December 1993) and President and Chief Financial Officer of Express America Holdings Corporation (May 1991 - December 1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991 - December 1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990 - December 1991).

          James M. Hennessy, Senior Vice President and Secretary
          Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 46.)
          Senior Vice President and Secretary, Express America Holdings Corporation, Pilgrim America Group, Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Secretary of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim Prime Rate Trust, and Pilgrim Regional BankShares Inc. Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994). Mr. Hennessy was also the President of Beverly Hills Securities (January 1990 - June 1992).

          Daniel A. Norman, Senior Vice President
          Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 38.)
          Senior Vice President and Secretary of Pilgrim America Group, Inc., Senior Vice President and Assistant Secretary of Pilgrim America Investments, Inc., Senior Vice President and Director of Pilgrim America Securities, Inc. (since December 1994), Senior Vice President of Express America Holdings Corporation (since April 1995) and Senior Vice President of Express America Mortgage Corporation (since February 1992). Senior Vice President and Secretary of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc., Pilgrim Prime Rate Trust, and Pilgrim Regional BankShares Inc. Mr. Norman was also Chief Financial Officer of Prime Financial, Inc. (December 1985 - February 1992).

          Nancy L. Peden, Senior Vice President and Assistant Secretary Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 38.)
          Senior Vice President and Assistant Secretary of Pilgrim America Group, Inc. (since April 1994). Vice President of The Pilgrim Group Inc. (for more than the past five years prior to April
          1995). Senior Vice President and Assistant Secretary of Pilgrim Regional BankShares Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc. and Pilgrim Prime Rate Trust.

          Michael J. Roland, CPA, Senior Vice President, Treasurer and Principal Accounting Officer.
          Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, AZ 85004. (Age 37.)
          Senior Vice President and Chief Financial Officer of Pilgrim America Group, Inc., Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim Regional BankShares Inc., Pilgrim America Investment Funds, Inc. and Pilgrim Prime Rate Trust (since April
          1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.

          The Directors and Officers as a group own less than 1% of each Fund's outstanding shares.

          Investment Manager. The Investment Manager serves as investment manager to the Funds and has overall responsibility for the management of the Funds. The Investment Management Agreement between Masters Series and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Funds. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to five other registered investment companies (or series thereof) with assets of approximately $1.4 billion. The Investment Manager is a wholly owned subsidiary of Pilgrim America Group, which itself is a wholly owned subsidiary of Express America Holdings Corporation, a Delaware corporation ("Express America"), the shares of which are traded on the NASDAQ National Market System and which is a holding company that through its subsidiaries engages in the financial services business. The Investment Manager, with the approval of Masters Series' Board of Directors, selects and employs investment advisers to serve as portfolio manager for each Fund ("Portfolio Manager"), monitors the Portfolio Managers' investment programs and results, and coordinates the investment activities of the Portfolio Managers to ensure compliance with regulatory restrictions.

          The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Portfolio Managers, executive salaries and expenses of the Directors and Officers of Masters Series who are employees of the Investment Manager or its affiliates and office rent of Masters Series. The Portfolio Managers pay all of their expenses arising from the performance of their obligations under the Portfolio Management Agreements. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of Masters Series are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; salary and other expenses of the employees of Investment Manager engaged in registering and qualifying shares of the Funds under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of Masters Series who are not employees of the Investment Manager or any Portfolio Manager, or their affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Expenses directly attributable to a Fund are charged to that Fund and other expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

          The Investment Manager bears the expense of providing its services, and pays the fees of each Fund's Portfolio Manager.
          For its services, the MidCap Value Fund and LargeCap Value Fund pay the Investment Manager a monthly fee in arrears equal to 1/12 of 1.00% of the Fund's average daily net assets during the month (approximately 1.00% on an annual basis) and the Asia-Pacific Equity Fund pays the Investment Manager a monthly fee in arrears equal to 1/12 of 1.25% of the Fund's average daily net assets during the month (approximately 1.25% on an annual basis) . The fee paid by each Fund is higher than that charged by many other registered investment companies.

          The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse a Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its fees or to reimburse a Fund, to the extent required so that the Fund's expenses, as described above, for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's average net assets and 1.5% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the investment management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, paid or incurred by a Fund. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of a Fund may be registered or qualified for sale.

          Portfolio Managers. The Investment Manager has entered into a Portfolio Management Agreement with each Portfolio Manager to provide investment advisory services to the Funds. The Investment Manager recommends Portfolio Managers to the Board of Directors of Masters Series primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. Each Portfolio Manager has discretion to purchase and sell securities for its Fund in accordance with that Fund's investment objective, policies and restrictions. Although the Portfolio Managers are subject to general supervision by the Investment Manager, the Investment Manager does not evaluate the investment merits of specific securities transactions.

          CRM Advisors, LLC -- CRM Advisors, LLC ("CRM"), an affiliate of Cramer Rosenthal McGlynn, Inc., serves as Portfolio Manager to the MidCap Value Fund. Organized as a New York limited liability company in June 1995, CRM Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Although as a new entity CRM has no previous experience managing a registered investment company, the principal shareholders and portfolio managers of CRM have significant experience in managing the money of pension plans, endowment funds, other institutions and individuals through its affiliate Cramer Rosenthal McGlynn, Inc. Cramer Rosenthal McGlynn, Inc. was founded in 1973 to manage portfolios for a select number of wealthy individuals and their related foundations, pension plans and other entities. The three founding principals of the firm have each spent an average of 33 years in the investment business. Cramer Rosenthal McGlynn, Inc. manages approximately $1.6 billion for more than 170 individual and institutional clients, with a minimum account size of $5 million. As compensation for its services to the MidCap Value Fund, the Investment Manager pays CRM a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. Accounts managed by Cramer Rosenthal McGlynn, Inc. own in the aggregate approximately 10% of the outstanding voting securities of Express America.

          Ark Asset Management Co., Inc. -- Ark Asset Management Co., Inc. ("Ark") serves as Portfolio Manager to the LargeCap Value Fund. Located in New York, Ark was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became independent when the employees purchased the institutional business from Lehman Brothers and changed its name to Ark in 1992. As of September 30, 1995, Ark managed approximately $19.2 billion, including $8.8 billion in largecap value portfolios, for more than 200 individual and institutional clients, with a minimum account size of $25 million. As compensation for its services to the LargeCap Value Fund, the Investment Manager pays Ark a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month.

          HSBC Asset Management -- HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively "HSBC") serve collectively as Portfolio Managers to the Asia-Pacific Equity Fund. HSBC is part of HSBC Asset Management, the global investment advisory and fund management business of the HSBC Group, which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management currently manages approximately $31 billion of assets globally for a wide variety of institutional, retail and private clients, with a minimum account size of $10 million for Asia-Pacific investors. As compensation for its services to the Asia-Pacific Equity Fund, the Investment Manager pays HSBC a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month.

          The Investment Management and Portfolio Management Agreements will remain in effect for two years following their date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940
          Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Portfolio Managers by vote cast in person at a meeting called for the purpose of voting on such approval.

          The Investment Management and Portfolio Management Agreements are terminable without penalty with not less than 60 days notice by the Board of Directors or by a vote of the holders of a majority of the relevant Fund's outstanding shares voting as a single class, or upon not less than 60 days notice by the Investment Manager. Each of the Investment Management and Portfolio Management Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

          Distributor. Shares of the Funds are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement between Masters Series and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Masters Series and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of Masters Series. See the Prospectus of Masters Series for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

          Rule 12b-1 Plans. Masters Series has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of each Fund ("Rule 12b-1 Plan"). Masters Series intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of a Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the class B shares of a Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of a Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of each of the Funds is for shareholder servicing for each of the classes.

          Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25% and 0.65% of a Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Funds, including payments to Authorized Dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

          In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will receive payment under the Rule 12b-1 Plan without regard to actual distribution expenses it incurs.

          In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Manager and/or other events sponsored by dealers.

          The Rule 12b-1 Plan has been approved by the Board of Directors, including all of the Directors who are not interested persons of Masters Series as defined in the 1940 Act, and by the Funds' shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of Masters Series and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

          In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of Masters Series, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.

          Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of Masters Series, cast in person at a meeting called for the purpose of voting on any such amendment.

          The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

          Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                       SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

          Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds' Investment Objectives and Policies" and "Investment
          Practices and Risk Considerations."   Additional information
          concerning the characteristics of certain of the Funds' investments are set forth below.

          Common Stock, Convertible Securities and Other Equity Securities. The Funds will invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations.

          The Funds may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

          U.S. Government Securities. U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

          Banking Industry Obligations. The Funds may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. A Fund will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

          American Depositary Receipts and European Depositary Receipts. Each of the Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

          When-Issued Securities and Delayed-Delivery Transactions. In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of high quality liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily.

          SUPPLEMENTAL INVESTMENT TECHNIQUES

          Borrowing. A Fund may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of its total assets. However, if a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

          Short Sales Against the Box. MidCap Value Fund is authorized to make short sales of securities it owns or has the right to acquire at no additional cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through the broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. No more than 5% of the Fund's net assets may be used to cover such short positions. In addition, the Fund's ability to enter into short sales may be limited by certain tax requirements.

          Other Investment Companies. Each Fund may invest in shares issued by no-load investment companies. A Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Fund's total assets in the investment company, or (3) invest more than 10% of the Fund's total assets in all investment company holdings. As a shareholder in any investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

          SUPPLEMENTAL DISCUSSION OF RISKS
          ASSOCIATED WITH THE FUNDS' INVESTMENT
          POLICIES AND INVESTMENT TECHNIQUES

          Additional information concerning risks associated with certain of the Funds' investments is set forth below.

          Emerging Market and Other Foreign Securities. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Asia-Pacific Equity Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Although Asia-Pacific Equity Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Portfolio Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Asia-Pacific Equity Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental.

          The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

          Investing in Developing Asia-Pacific Securities Markets and Economies. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Portfolio Manager to be illiquid.

          The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.
          Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on the Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

          Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

          In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and the Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

          In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

          Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

          As a result, the Portfolio Manager of the Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Portfolio Manager of the Fund, have had no or limited prior experience.

          Restrictions on Foreign Investments. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Asia-Pacific Equity Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Asia-Pacific Equity Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.
          There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to the Asia-Pacific Equity Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

          In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Asia-Pacific Equity Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

          Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities held by the Asia-Pacific Equity Fund. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Asia-Pacific Equity Fund's shares.

          Foreign Currency Exchange Transactions. Because the Asia-Pacific Equity Fund may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts.

          A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

          MidCap Company Equity Securities. MidCap Value Fund will invest substantially all of its assets in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, more emerging companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

          Illiquid Securities. A Fund may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgements that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

          Options on Securities. The Funds may purchase put options on portfolio securities in which they may invest that are traded on a U.S. exchange or in the over-the-counter market and, for the Asia-Pacific Equity Fund, on a foreign securities exchange. A Fund may not invest more than 5% of its assets (taken at market value at the time of such investment) in put options. Such put options are included in the group of instruments that can be characterized as derivatives. A Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to their expirations, put options may be sold in closing sale transactions.

          The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

          Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

          Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

          INVESTMENT RESTRICTIONS

          The Company has adopted the investment restrictions listed below relating to the investment of each Fund's assets and its activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the Funds may:

               (1) invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

               (2) invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

               (3) invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

               (4) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies:

                         (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

                         (b)  enter into repurchase agreements; and

                         (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

               (5) borrow money or pledge, mortgage, or hypothecate its assets, (a) except that a Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of a Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

               (6) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with that Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

               (7) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the federal securities laws;

               (8) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

          The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, a Fund may not:

               (1) invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

               (2) invest in companies for the purpose of exercising control or management;

               (3) purchase or sell physical commodities or commodities contracts (which, for purposes of this restriction, shall not include foreign currency or forward foreign currency contracts), except any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or securities, and options on such futures contracts;

               (4) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases (other than marketable securities of companies engaged in the business of oil, gas, or other mineral exploration).

               (5) invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction;

               (6) purchase securities of issuers which are restricted from being sold to the public without registration under the Securities Act of 1933 (unless such securities are deemed to be liquid under Masters Series' Liquidity Procedures) if by reason of such investment the Fund's aggregate investment in such securities will exceed 10% to the Fund's total assets;

               (7) invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years;

               (8) invest in puts, calls, straddles, spreads or any combination thereof if, as a result of such investment, more than 5% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

               (9) loan portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily;

               (10) invest in real estate limited partnerships.

          Other non-fundamental policies include the following: each Fund may not purchase securities on margin; make short sales, except for short sales "against the box," or purchase or retain in its portfolio any security if an officer or Director of Masters Series or the Investment Manager or any Portfolio Manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

          PORTFOLIO TRANSACTIONS

          The Portfolio Management Agreements authorize the Portfolio Managers to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Portfolio Management Agreements, each Portfolio Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of a Portfolio Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

          In placing portfolio transactions, each Portfolio Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Portfolio Managers will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Manager, and/or the Portfolio Manager, and provide other services in addition to execution services. Each Portfolio Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Portfolio Manager, under its Portfolio Management Agreement, to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim America Group or any of the Portfolio Managers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

          While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Manager or the Portfolio Manager, even if the specific services were not imputed just to the Fund and were useful to the Investment Manager and/or Portfolio Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Manager or Portfolio Manager in carrying out their responsibilities to the Fund.

          Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Portfolio Manager. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Portfolio Manager's other clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board of Directors.

          While any of the Funds may from time to time sell a security it has held for a short period of time, none of the Funds has a policy of engaging in short-term trading or generating short-term gains.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by Masters Series' transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Authorized dealers will be paid commissions on shares sold in Classes A and B, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if liquidated. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Funds and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

          Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Masters Series reserves the right to amend or terminate this practice at any time.

          Special Purchases at Net Asset Value. Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

          Class A or Class M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a contingent deferred sales charge.

          Class A or Class M Shares of the Funds may also be purchased at net asset value by any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to Masters Series (or the other funds in the Pilgrim America Group) the Distributor may pay the selling firm 0.25% of the Offering Price.

          Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other funds in the Pilgrim America Group distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

          Officers, directors and bona fide full-time employees of Masters Series and officers, directors and full-time employees of the Investment Manager, any Portfolio Manager, the Distributor, Masters Series' service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Portfolio Manager, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser is required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Masters Series may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

          Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim Prime Rate Trust.

          Letters of Intent and Rights of Accumulation. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds or any fund in the Pilgrim America Group which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim America Group will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed.
          If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

          An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

          The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General

          Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

          The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

          Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

          Redemptions. Payment to shareholders for shares redeemed will be made within seven days after receipt by Masters Series' Transfer Agent of the written request in proper form, except that Masters Series may suspend the right of redemption or postpone the date of payment as to a Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays;
          (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

          Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, Masters Series has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

          Due to the relatively high cost of handling small investments, Masters Series reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in a Fund, other than as a result of a decline in the net asset value per share. Before Masters Series redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

          The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

          Certain purchases of Class A shares and most Class B shares may be subject to a CDSC. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

          Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

          No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

          The CDSC will be waived for certain redemptions of shares upon
          (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement.

          The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

          Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                             DETERMINATION OF SHARE PRICE

          As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of Masters Series. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

          In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

          The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

          Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                         SHAREHOLDER SERVICES AND PRIVILEGES

          As discussed in the Prospectus, Masters Series provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or Masters Series. The minimum investment requirements may be waived by Masters Series for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

          For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, Masters Series may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

          All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF A FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

          Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (These fees are in addition
          to the normal Custodian charges paid by the Funds.)   For further
          details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by Masters Series. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

          Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds).
          Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from Masters Series. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

          Purchases of Fund shares by Section 403(b) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                    DISTRIBUTIONS

          As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the respective class of the Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

          TAX CONSIDERATIONS


          The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Fund.

          Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

          The Funds intend to seek a ruling from the IRS to the effect that differing distributions among their classes of shares will not affect a Fund's ability to qualify as a regulated investment company. If a Fund so qualifies, among other things, distributions from the Fund may qualify as capital gain dividends, generally depending on the type of income generated by the Fund. While similar rulings have been issued previously by the IRS, complete assurance cannot, of course, be given that the Funds will actually receive such ruling. Although an adverse determination by the IRS is not expected, the Funds may be required to reassess their multiple class share structure (and reserve the right to do so) were the IRS not to rule favorably.

          In addition, were the IRS not to rule favorably, the Funds might make additional distributions (which could carry interest and interest-related charges to the Funds) if doing so would assist the Funds in complying with their general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

          Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

          Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

          Original Issue Discount. Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

          Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as capital gain.

          Passive Foreign Investment Companies. A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

          Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

          Options and Hedging Transactions. Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

          Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

          Short Sales Against the Box. If a Fund sells short "against the box," it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. Were that to occur, the affected security would again have to be held for the requisite period before its disposition to avoid treating that security as having been sold within the first three months of its holding period.

          Other Investment Companies. It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

          Sale of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a
          Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

          Backup Withholding. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

          Other Taxes. Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

          SHAREHOLDER INFORMATION

          Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

          The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

          Masters Series reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Masters Series has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          CALCULATION OF PERFORMANCE DATA

          Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

          P(1 + T)superscript n = ERV

          Where:
                  P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

          All total return figures assume that all dividends are reinvested when paid.

          From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

          Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          2[({[(a-b)/(cd)]+1}to the sixth power)-1]

          where

             a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
             c =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
             d =  the maximum offering price per share on the last day of the period.

          Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

          Total returns are based on past results and are not necessarily a prediction of future performance.

          Performance Comparisons. In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes.

          The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

          Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U. S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions as prepared or published by the Morgan Stanley Index or a similar financial organization; and (vi) the number of shareholders in the Funds or other Pilgrim America Funds and the dollar amount of the assets under management.

          In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of Master Series, the Manager or the Portfolio Managers, including (i) performance rankings of other funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and
          (ii) lists of clients, the number of clients, or assets under management.

                                 GENERAL INFORMATION

          Custodian. The cash and securities owned by each Fund are held by Investors Fiduciary Trust Company, 127 W. 10th Street, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

          Legal Counsel. Legal matters for Masters Series are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

          Independent Auditors. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent certified public accountants for Masters Series.

          Other Information. Masters Series is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of Masters Series by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

          Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements certified by independent certified public accountants.


                                 FINANCIAL STATEMENTS


                                KPMG Peat Marwick LLP


                              725 South Figueroa Street
                                 Los Angeles CA 90017

                             Independent Auditors' Report

          The Board of Directors and Shareholder
          The Pilgrim America Masters Series, Inc.:

          We have audited the accompanying statements of assets and liabilties of the Pilgrim America Masters Series, Inc. (comprising, respectively, the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund)(in organization) as of June 16, 1995. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit of statements of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilties presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constitituing the Pilgrim America Masters Series, Inc. as of June 16, 1995, in conformity with generally accepted accounting principles.



                                        /s/ KPMG Peat Marwick LLP



          June 16, 1995




                         PILGRIM AMERICA MASTERS SERIES, INC.

                    NOTES TO STATEMENTS OF ASSETS AND LIABILITIES


          1.   GENERAL

               Pilgrim America Masters Series, Inc. (the "Masters Series") has applied for registration under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, management investment company. The Masters Series was organized as a Maryland Corporation on April 27, 1995 and initially sold 10,000 shares of beneficial interest to Pilgrim America Investments, Inc. ("PAII") for $100,000. As of June 16, 1995, the Masters Series had not commenced operations, other than the initial sale of shares to PAII and matters pertaining to its organization.

               The Masters Series consists of three separate diversified investment portfolios ("the Funds"): the Asia-Pacific Equity Fund, the MidCap Value Fund and the LargeCap Value Fund.

          2.   INVESTMENT  MANAGEMENT  FEE  AND   OTHER  TRANSACTIONS  WITH
               AFFILIATES

               Pursuant to the Investment Management Agreements, PAII will provide or oversee all investment advisory and portfolio management services for the Funds. PAII will also manage and supervise all aspects of the general day-to-day business activities and operations of Masters Series, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

               PAII will monitor the Portfolio Managers' investment programs and results and coordinate the activities of the various service providers to the Funds and oversee compliance with regulatory requirements. In addition, PAII will provide the Masters Series with office space, equipment and personnel necessary to administer the Funds.

               As compensation for its services, PAII receives investment management fees based on the average daily net assets of each Fund at the following annual rates: Asia-Pacific Equity Fund - 1.25%; MidCap Value Fund - 1.00%; and LargeCap Value Fund - 1.00%. These fees will be accrued daily and paid monthly.

               The Masters Series has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, whereby shares of each Fund will be sold through Pilgrim America Securities, Inc. (the "Distributer") as principal underwriter and distributor subject to Rule 12b-1 Plans (the "Class A Plans," the "Class B Plans," the "Class M Plans" and, collectively, the "Plans") under which the Funds will compensate the Distributor for services it provides and expenses it bears in distributing shares to the shareholders of the Funds.

               Under the Rule 12b-1 plan for each class of shares of the Funds, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A, Class B and Class M shares at an annual rate of .25%, 1.00%, and .75%, respectively, of the average daily net assets of each of the Funds. These fees will be accrued daily and paid monthly.

          3.   ORGANIZATION EXPENSES

               PAII has charged each Fund for expenses incurred, or estimated to be incurred, in connection with the organization and registration as an investment company under the Investment Company Act of 1940. The liabilities of each Fund relate to amounts payable to PAII for these expenses. Such expenses will be amortized on a straight-line basis over 60 months from the date each Fund commences operations. In the event any of the initial shares of beneficial interest are redeemed during the 60 month amortization period, PAII will reimburse the Funds for the unamortized balance of such organizational costs in the same proportion as the number of shares of beneficial interest reduced bears to the number of initial shares of beneficial interest outstanding at the time of redemption.

          4.   MULTIPLE CLASS FUND STRUCTURE

               The Master Series has authorized one billion shares of $.01 par value stock to be issued among the Funds. Three such Funds have been designated and each of the Funds offer three classes of shares. The three classes of shares differ principally in their respective sales charges and distribution fees. Shareholders of each class bear the specific expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, and earn income from the Fund, pro rata, based on the relative net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class, pro rata, based upon the relative net assets of each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses (including distribution fees) and from the relative weightings of pro rata income and gain allocations. Class B shares are subject to a contingent deferred sales charge for redemption occurring within six years following their acquisition. In addition, shareholders of Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rate portion of all Class B shares representing dividends and other distributions paid in additional Class B shares.

          5.   INVESTMENT MANAGEMENT REIMBURSEMENT

               For the first year of each Fund's operations, PAII has voluntarily agreed to limit expenses (excluding distribution fees, interest, taxes, brokerage and extraordinary expenses) to 1.75%, 1.50% and 1.50% for all classes of shares of the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will apply to each Fund individually only until such Fund reaches $50 million in net assets.



          Pilgrim America Masters Series, Inc.
          Statements of Assets and Liabilities
          June 16, 1995                                     Asia-Pacific
                                                            Equity Fund

          ASSETS:
          Cash                                                 $34,000
          Deferred Organization Expenses
           (Note 2)                                            125,000
               Total Assets                                    159,000

          LIABILITIES:
          Accrued Organization Expenses
           (Note 2)                                            125,000
               Total Assets                                    125,000

          NET ASSETS                                           $34,000


          Net Assets Consisting Primarily
          of Paid in Capital are as Follows:

          Class A Shares:
               Net Assets (Issued and outstanding
                3,200 shares)                                  $32,000
               Net Assets (Issued and outstanding
                3,100 shares each fund)

               Net asset value and redemption                   $10.00
                price per share ($32,000/3,200
                shares; 31,000/3,100 shares;
                $31,000/3,100 shares)
               Maximum offering price per share
                (100/94.25 of $10.00)                           $10.61

          Class B Shares:
               Net Assets (Issued and outstanding
                100 shares each fund)                           $1,000

               Net assets value and redemption
                price per share ($1,000/100
                shares each fund)                               $10.00

          Class M Shares:
               Net Assets (Issued and outstanding
                100 shares each fund)                           $1,000

               Net asset value and redemption
                price per share ($1,000/100
                shares each fund)                               $10.00
               Maximum offering price per share
                (100/96.5 of $10.00 each fund)                  $10.36

                          See Notes to Financial Statements

          Pilgrim America Masters Series, Inc.
          Statements of Assets and Liabilities
          June 16, 1995                                        MidCap
                                                             Value Fund

          ASSETS:
          Cash                                                 $33,000
          Deferred Organization Expenses
           (Note 2)                                            125,000
               Total Assets                                    158,000

          LIABILITIES:
          Accrued Organization Expenses
           (Note 2)                                            125,000
               Total Assets                                    125,000

          NET ASSETS                                           $33,000


          Net Assets Consisting Primarily
          of Paid in Capital are as Follows:

          Class A Shares:
               Net Assets (Issued and outstanding
                3,200 shares)                                  $31,000
               Net Assets (Issued and outstanding
                3,100 shares each fund)

               Net asset value and redemption                   $10.00
                price per share ($32,000/3,200
                shares; 31,000/3,100 shares;
                $31,000/3,100 shares)
               Maximum offering price per share
                (100/94.25 of $10.00)                           $10.61

          Class B Shares:
               Net Assets (Issued and outstanding
                100 shares each fund)                           $1,000

               Net assets value and redemption
                price per share ($1,000/100
                shares each fund)                               $10.00

          Class M Shares:
               Net Assets (Issued and outstanding
                100 shares each fund)                           $1,000

               Net asset value and redemption
                price per share ($1,000/100
                shares each fund)                               $10.00
               Maximum offering price per share
                (100/96.5 of $10.00 each fund)                  $10.36

                          See Notes to Financial Statements

          Pilgrim America Masters Series, Inc.
          Statements of Assets and Liabilities
          June 16, 1995                                       LargeCap
                                                             Value Fund

          ASSETS:
          Cash                                                 $33,000
          Deferred Organization Expenses
           (Note 2)                                            125,000
               Total Assets                                    158,000

          LIABILITIES:
          Accrued Organization Expenses
           (Note 2)                                            125,000
               Total Assets                                    125,000

          NET ASSETS                                           $33,000


          Net Assets Consisting Primarily
          of Paid in Capital are as Follows:

          Class A Shares:
               Net Assets (Issued and outstanding
                3,200 shares)                                  $31,000
               Net Assets (Issued and outstanding
                3,100 shares each fund)

               Net asset value and redemption                   $10.00
                price per share ($32,000/3,200
                shares; 31,000/3,100 shares;
                $31,000/3,100 shares)
               Maximum offering price per share
                (100/94.25 of $10.00)                           $10.61

          Class B Shares:
               Net Assets (Issued and outstanding
                100 shares each fund)                           $1,000

               Net assets value and redemption
                price per share ($1,000/100
                shares each fund)                               $10.00

          Class M Shares:
               Net Assets (Issued and outstanding
                100 shares each fund)                           $1,000

               Net asset value and redemption
                price per share ($1,000/100
                shares each fund)                               $10.00
               Maximum offering price per share
                (100/96.5 of $10.00 each fund)                  $10.36

                          See Notes to Financial Statements